                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 1997

                         CONSOLIDATED STORES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                   1-8897                   06-1119097
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Identification No.)
          of incorporation)

          1105 North Market Street, Suite 1300
                   P. O. Box 8985
                   Wilmington, DE                            19899
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (302) 478-4896

                                 Not applicable
         (Former name or former address, if changed since last report.)



Form 8-K                                                             Page 1 of 3

Item 5.  Other Events

Post-Merger Financial Results

Consolidated Stores Corporation ("Consolidated" or the "Company") is filing summary statement of operations data for the month ended February 28, 1998, and summary balance sheet data at February 28, 1998. All figures reflect the merger between a subsidiary of Consolidated and Mac Frugal's Bargains o Close-outs, Inc. ("Mac Frugal's") on January 16, 1998, which was accounted for as a pooling of interests. The statement of operations data for the month ended February 28, 1998, and the balance sheet data at February 28, 1998, are derived from Consolidated's unaudited consolidated financial statements.


                                                                   For the Month
                                                                           Ended
         (In thousands except per share amounts)               February 28, 1998
         -----------------------------------------------------------------------
          Net sales                                                     $240,544
          Net loss                                                        (4,466)
          Loss per share:
           Basic                                                           (0.04)
           Assuming dilution                                               (0.04)

                                                               February 28, 1998
         -----------------------------------------------------------------------
          Total assets                                                $1,785,961
          Total liabilities                                              747,423
          Total shareowners' equity                                    1,038,538



Because of rules pertaining to pooling of interests accounting, at least 30 days of post-merger financial results for the combined Consolidated and Mac Frugal's must be published at this time. This is the first time that Consolidated has published a single month's results. Because this is so unusual, Consolidated cautions that fluctuations in monthly results are not necessarily the same as the trends that would be evident in quarterly reporting, just as the seasonal variation inherent in quarterly results are not apparent in annual results.

For example, the Company has historically experienced, and expects to continue to experience, seasonal fluctuations with a significant percentage of its net sales and income being realized in the fourth fiscal quarter. In addition, the Company's quarterly results can be affected by the timing of store openings and closings, the amount of net sales contributed by new and existing stores and the timing of certain holidays.




Form 8-K                                                             Page 2 of 3

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONSOLIDATED STORES CORPORATION


Dated:  March 17, 1998                    By:     /s/ Michael J. Potter
                                                  ---------------------
                                                  Michael J. Potter
                                                  Executive Vice President and
                                                   Chief Financial Officer





Form 8-K                                                             Page 3 of 3